Exhibit 99.1
Investor Meeting RAPID Show Orlando May 21, 2008

Safe Harbor Statement Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements in the future or conditional tenses or that include the terms "believes," "belief," "estimates," "expects," "intends," "anticipates" or "plans" to be uncertain and forward-looking. Forward-looking statements may include comments as to the company's beliefs and expectations as to future events and trends affecting its business. Forward-looking statements are based upon management's current expectations concerning future events and trends and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors stated under the headings "Forward-Looking Statements," "Cautionary Statements and Risk Factors," and "Risk Factors" that appear in the company's periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

Today's Agenda Overview of 3D Systems Rapid Manufacturing Solutions Dental Digital manufacturing Solutions State of the business Target Model Q&A Kevin McAlea, Vice-President and GM Sintering Products Lee Dockstader, Vice-President and GM Stereolithography Products Abe Reichental, President and CEO

We Are Addressing The Following Questions Today: Are we well positioned and able to regain the revenue shortfall that we experienced in the first quarter 2008 in the coming quarters? Executing our growth plan, can we overcome the uncertain domestic economy and adverse impact from TE? What specific growth initiatives are we targeting to deliver the required upside to overcome the first quarter revenue loss? Is our business model too complex to execute? Or do we have the right footprint? Did we experience a structural shift within the competitive landscape that caught us flatfooted? Are we pursuing the right intellectual property strategy? Do we have the right people in the right places to successfully execute our strategy and deliver desired results?

Our Strategic Growth Plan Achieve sustained double-digit revenue growth from the development and pursuit of: Manufacturing opportunities within aerospace, automotive and consumer goods Manufacturing opportunities within healthcare and dentistry Prototyping opportunities within a network of Authorized Preferred Parts Providers Distributed Desktop Modeling opportunities Networked 3-D Printing and model-shop opportunities Sustain growth through technology leadership Steady stream of customer focused new products Emphasis on customer value and success Leverage 3D Systems' unique part accuracy and materials' performance capabilities Deliver sustained profitability through greater materials revenue growth relative to systems

Rapid Manufacturing Solutions Kevin McAlea VP and General Manager Sintering Products May 21, 2008

Manufacturing Systems SLA(r), SLS(r) and metals-based processes Proven, complementary technologies Economic, high-throughput production Broad range of applications Large base of traditional service provider customers Growing list of non-traditional service providers and rapid manufacturing customers 7

3-D Modelers and Printers MJM and FTI-based technologies Office and desktop systems Affordable and easy to use Quickly produce high-quality models in-house Growing range of applications, including rapid manufacturing Customers include end users and service providers and service providers and service providers and service providers and service providers and service providers and service providers and service providers and service providers and service providers and service providers and service providers and service providers and service providers and service providers and service providers and service providers and service providers and service providers and service providers and service providers and service providers and service providers 8

Pro Manufacturing Systems - The Next Generation Viper(tm) SLA(r) and Sinterstation(r) Pro Systems Capacity » larger parts ProScan(tm) Imaging System » unmatched part accuracy Materials capability » higher performance materials Automation » reduced skill and labor requirement Materials capability » higher performance materials Materials packaging » traceability traceability traceability traceability traceability traceability traceability traceability traceability traceability traceability traceability traceability traceability 9

Pro Manufacturing Systems - Direct Metals Sinterstation(r) Pro DM SLM Systems Unmatched material range, including Ti & Al Excellent feature definition and build surface finish Fast build speed Compact system for small part applications part applications part applications part applications part applications part applications part applications part applications part applications part applications 10

ProJet™ HD 3000 3-D Printer

SYSTEMS





- MJM-based technology
- High definition and ultra high definition build modes
- Part accuracy and resolution rival stereolithography
- Simple "hands-free" wax support removal
- Investment casting compatible materials

PRO JET

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ProJet(tm) HD 3000 3-D Printer Nest and stack parts in the z-direction Use entire build volume Run long unattended builds Maximum Productivity With Proprietary Z-Nesting Capability 12 12

ProJet(tm) HD 3000 Printer 13

V-Flash(tm) Desktop 3-D Printer FTI-based technology System fits on a desktop Build speed similar to SLA(r) and SLS(r) Systems Good part accuracy and resolution $9,900 system price $9,900 system price $9,900 system price $9,900 system price $9,900 system price $9,900 system price $9,900 system price $9,900 system price $9,900 system price $9,900 system price $9,900 system price $9,900 system price $9,900 system price $9,900 system price $9,900 system price $9,900 system price $9,900 system price 14

V-Flash(tm) Desktop 3-D Printer Modular, rugged design Few moving components Disposable cartridge 15

V-Flash(tm) Desktop 3-D Printer Incorporates materials handling wear components Closed, self- contained 16

V-Flash(tm) Desktop 3-D Printer Remove parts from build pad Washes and cures parts in compact, V-Flash(tm) finisher Closed-loop cleaning, no draining Environmentally-friendly cleaning solution 17

New Opportunities » Larger Parts & Assemblies Cover Skins Door trim Manifolds Air Ducts Dashboard Seat 18

New Opportunities » Unmatched Part Accuracy 7.3MM hearing aid users in the U.S.*, represent >10% penetration Increasing use of digital manufacturing for ITE shells and BTE ear molds Drivers are "Remake, Repair and Return for Credit" Viper(tm) Systems dominate ITE shell production at centralized facilities V-Flash(tm) Systems provide a solution for small and medium- size labs *(Kochkin, The Hearing Journal, 2005) 19

New Opportunities » Unmatched Part Accuracy Study and work models Wax-ups for crowns, copings and bridges Implant drill guides Orthodontic devices 20

New Opportunities » Higher Performance Materials (r) 21

New Opportunities » Higher Performance Materials Aircraft applications include environmental control ducts (ECDs), brackets, housings, and other non-load bearing parts Potential SLS(r) part counts per aircraft*: 6,400 (commercial) 1,600 (military) New DuraForm(r) EX plastic certified by Bell Helicopter for flight applications *Boeing Seattle MRD&D 22

New Opportunities » Higher Performance Materials Ti & Al aerospace parts Direct copings, crowns and bridges from precious metal alloys for dental applications Ti implants for surgical applications Stainless steel surgical guides 23

Digital Dental Manufacturing Solutions Lee Dockstader VP and General Manager Stereolithography Products May 21, 2008 24

Align Technologies SLA(r) Systems used to produce models 230,000 cases forecast for 2008* 48 models per case Up to 11 million models in 2008 *Align Q4 Financial Summary 25

Align 10-Year Anniversary *Align 2007 Annual Report 26

Aesthetics Driving Digital Dentistry Visible Metal Metal-based crown Ceramic-based crown 27

New Technology Driving Digital Dentistry $8.8 Billion U.S. marketplace for prosthetics (crowns, bridges, dentures, etc.) 28 Million procedures annually CAD/CAM U.S. marketplace valued at $773 Million for 2007 CAGR of 14.9% until 2014 Shrinking pool of doctors drives need for increased chair-time efficiency and product consistency Supply/demand mismatch between labs and doctors increasingly straining lab ability to deliver on doctor needs Source: iData Research & 3D Systems 28

Economics of Chair-Time Utilization Chair time savings 10-30 minutes Variability reduction 3-4 additional patients per week * Chair time valued at $4/min. Source: Jeff Lavers, VP Marketing 3M ESPE Selling efficiency improvement $40-$120 value* $360-$480 value* "Incalculable value; huge!" Joe Carrick, D.D.S, past president, American Association of Cosmetic Dentists + $400-$600 potential value creation before selling efficiency improvement 29

General Dental Products General Dental Products General Dental Products General Dental Products Wax Coping Pressed Glass Full Form Wax Full Gold Porcelain to Porcelain PFM or or PFM, PFZ or Materials and fabrication capabilities broadly cover $4 billion general dental crown and bridge marketplace 30

Subtractive Manufacturing Start with a big block Large amount of waste High detail means longer milling times 31

Additive Manufacturing Use only what is required Small amount of waste High detail with no loss of build speed 32

Dental Manufacturing Applications - Restorations 3D Systems has the dental marketplace opportunity covered from the top to the bottom. Coping Working Models Study Models Pressables Implant drill guide 33

Dental Manufacturing Applications - Orthodontics Custom brackets Aligner pattern Study Models Behind the Teeth braces Teeth braces Teeth braces 34

Materialise SimPlant - Dental Implant Planning Software

Study Models and Materialise SurgiGuide Drill Guides Study Models and Materialise SurgiGuide Drill Guides

3M ESPE Lava(tm) Precision Solutions The new Lava(tm) Chairside Oral Scanner "C.O.S." Offers dentists the ability to capture high speed and precise digital impressions to feed into a wide range of digital production technologies. Uniquely positions doctors and labs for the future of digital dentistry. 3D Systems Viper(tm) Pro System was selected as the manufacturing platform of choice for the C.O.S. project 3M anticipates rolling out this solution during the second half of 2008 37

Opposing Operative Prep Operative Full (fit check) The Lab Kit - Typical Quadrant Case 38

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Lingual Braces Lingual Braces 40

Digital manufacturing system prints highly accurate, dental patterns for direct investment casting of dental prostheses such as copings, bridges and crowns. Metal supported crowns are still 80%+ of the market opportunity ProJet(tm) DP 3000 Dental Professional 41

ProJet(tm) DP 3000 3-D Output 3M ESPE announced its strategic intent to further expand the Lava(tm) platform to provide multiple materials and indications for lab and dentist customers - including wax and resin patterns, laser sintered metal and custom implant abutment solutions. To meet this goal, 3M plans to "selectively open" the Lava(tm) Scan ST Design System so that it can work as the front-end to other production systems. 42

Anatomic Wax-Patterns Through Sirona infiniDent Sirona Dental Systems offers anatomic wax-patterns to their Lab/inEos users through infiniDent using 3D Systems InVision(r) and ProJet(tm) DP 3-D Modelers. 43

ProJet(tm) DP 3000 3-D Output

Our Digital Manufacturing Solution: Uses all CoCr alloys, stainless, titanium Precise material quantity = no waste High precision through digital technology Less finishing than with cast products Traditional Alternatives: Casting process for mass production is expensive Cobalt - chrome (CoCr) alloys difficult to machine Direct Metal Dental Solutions

State of the Business Abe Reichental President &CEO May 21, 2008 46

State of The Business We believe and expect that: The independent events that occurred during the first quarter of 2008 and countered the sequential progress that we made in 2007 are behind us. Notwithstanding the current uncertain economic climate, we are well positioned to regain the ground that we lost in the first quarter 2008 in the coming quarters. Our growing installed base should improve the profitability of our business as revenue from materials resumes its growth relative to the growth in systems. Additional new systems and materials will provide us with upside revenue opportunities and strengthen our competitive posture. Our revenue base should become more stable as consumables' sales rise as a percentage of the product mix relative to systems. Our stronger balance sheet enhances our financial strength and flexibility. We continue to transform our company and the way we do business to achieve a strong record of sustained growth and profitability

Target Operating Model Assumptions Emphasize materials growth relative to systems Reflect systems' mix weighted toward mid to low-range Realization of our profit upside potential Initial V-Flash(tm) drag on gross profit Ability to reach target revenue levels independently of V-Flash(tm) with higher gross profit at the $170 million threshold Emphasize efficiency in operations and cost control SG&A to decline to the $44 million baseline SG&A to decline as a percentage of revenue notwithstanding increased selling expenses related to revenue growth Realize savings from the company's move to Rock Hill Leverage from further top line growth

Emphasize technological leadership from new products New products will drive growth and amount to more than 50% of revenue New products are treated as new for the first 3 years of useful commercial life Continue to spend between $13-14 million annually on research and development Remain a low capital expenditure business Continued leverage of ERP investment Future revenue growth not dependent on bricks and mortar Emphasize organic revenue and profit growth Assumes no mergers or acquisitions for the modeling period Target Operating Model Assumptions

Target Operating Model Expectations Target Operating Model Expectations $170 million $200 million Revenue Gross Profit SG&A R&D Operating Income Net Income after tax Depreciation & Amortization Capital Expenditures Materials Revenue New Products Revenue 55%-65% 46% 25% 8% 15% 10% 4% 2% 42% 55% 23% 7% 20% 15% 4% 2% 45% This target model is not intended to constitute financial guidance related to the company's expected performance. It is based upon management's current expectations concerning future events and trends and is necessarily subject to uncertainties.

Revenue Upside Supporting Our Target Model

3D SYSTEMS

- Opening the Japanese marketplace to our key Accura® materials
- Launching two new professional, high-definition 3-D printers:
  - The ProJet™ HD 3000 3-D Production System
  - The ProJet™ DP 3000 3-D Dental Professional System
- Launching two direct metal laser sintering systems:
  - The New Sinterstation® Pro DM100 SLM System
  - The New Sinterstation® Pro DM250 SLM System
- Overcoming slow U.S. parts demand…and shortfall in large-frame sales
- Launching new Viper™ Pro XL
- Pursuing digital dentistry opportunities with 3M, Sirona, SensAble…

Expect incremental revenue from the above initiatives to be in the range of $15-30 million over the modeling period

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Gross Profit Upside Supporting Our Target Model Expect net incremental gross profit improvement to be in the range of 4%-13% over the modeling period Profit Leakage Source Inefficient third-party logistics and warehousing. Material weaknesses related to inventory management and cost accounting. Inefficient parts return system inflating inventory and cost of goods. Premature failures of warranty parts supplied by third parties. Negative FX impact from materials produced in Europe. Action Move activity in-house by August 2008. Integrate ERP functionality, move activity in-house. Streamline process, move activity in-house. Working to improve 3rd party supplier quality. Hedge by creating blending facility in Rock Hill, commenced Align blending in Rock Hill.

SG&A Upside Supporting Our Target Model Curtail special legal and accounting costs Curtail remaining contractors and consultants Take advantage of available South Carolina job development incentives Normalize annual audit and tax review cost Absence of expansive recruitment and relocation cost Deliver operating cost savings from Rock Hill consolidation Expect selling expenses to rise with revenue Expect SG&A expenses to be in the range of $43-47 million over the modeling period

Additional Revenue Upside From V-Flash(tm) System Antcipate continued managed phased rollout through the third quarter of 2008 Our internal delays are not indicative of marketplace demand Not anticipating V-Flash(tm) to be a material revenue contributor during 2008 54

V-Flash(tm) Business Opportunity Scenario #1 V-Flash(tm) Business Opportunity Scenario #1 Year one Year three Year Five Cumulative Units 250* 1250* 2,250* Annual Revenue $6 Million $20 Million $40 Million Annual Gross Profit ($0.6) Million $10 Million $24 Million Gross Profit % (10%) 50% 60% Table assumes annual unit growth rate of 500/year after year 1. Table assumes Reseller Discount of 20-25% and Annual Consumption of 16 Cartridges Per Machine. * Hearing Aid Units 50 200 400 This target model is not intended to constitute financial guidance related to the company's expected performance. It is based upon management's current expectations concerning future events and trends and is necessarily subject to uncertainties.

V-Flash(tm) Business Opportunity Scenario #2 V-Flash(tm) Business Opportunity Scenario #2 Year One Year Three Year Five Cumulative Units 250* 2,250* 4,250* Annual Revenue $6 Million $40 Million $70 Million Annual Gross Profit ($0.6) Million $21 Million $43 Million Gross Profit % (10%) 52% 62% Table assumes annual unit growth rate of 1,000/year after year 1. Table assumes Reseller Discount of 20-25% and Annual Consumption of 16 Cartridges Per Machine. * Hearing Aid Units 50 200 400 This target model is not intended to constitute financial guidance related to the company's expected performance. It is based upon management's current expectations concerning future events and trends and is necessarily subject to uncertainties.

Competitive Marketplace With Clear Choices

3D SYSTEMS

Number of Players In Direct Space

Approximately 50

Sales & Marketing Structure

Direct sales force, regional distributors, international representatives and channel partners. More than 60 percent of sales are direct sales.

Tiers of Competition

Tier 1: Stratasys, 3D Systems, EOS, Objet Geometries, Z Corp
Tier 2: Solidscape, Envision Tec
Tier 3: All other regional and local companies offering RP equipment

Key End-Use Applications

Automotive, aerospace, medical, dental, consumer goods, service providers, universities, jewelry, architecture and others

Competitive Factors

Speed of operation, accuracy, technology, ease of use, materials, software, value-based pricing, strong service support and global presence

Source: 2007 Frost & Sullivan

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Setting Viper(tm) Pro Record Straight Larger parts that require no finishing High fidelity plastic parts Larger castable patterns Unparalleled beautiful feature definition Exceptional Self-Aligning Recoating System Consistent leveling and layer-to-layer precision ProScan(tm) and Auto Focus capabilities Larger capacity provides increased productivity Overall accuracy rivals machine tool performance

Sample results from customer testing 2,000+ data points over 4 months Zero unscheduled down time 8 mm test part Measurements repeatedly across entire production platform Standard Deviation of 11 microns (.00043") 95% of results plus or minus 30 microns Setting Viper(tm) Pro Record Straight

Viper(tm) Pro Customer Success Largest, single-piece construction No hand finishing Durable enough for multiple de-molding cycles Machine tool precision and accuracy accuracy accuracy accuracy accuracy accuracy accuracy accuracy accuracy accuracy

Pro Part Molded Article...CMM Inspection Pro Part Molded Article...CMM Inspection All surfaces within +/- 0.5 mm Hand-finishing errors eliminated 1.0 mm tolerance improvement over sectioned patterns

Protecting And Defending Our IP Rights On March 14, 2008, DSM Desotech Inc. filed a complaint asserting that we engaged in anti- competitive behavior with respect to resins used in our Viper(tm) Pro stereolithography machines. The complaint also asserts that we are infringing on two of DSM Desotech's patents relating to the Zephyr(tm) recoater that we have used in all of our stereolithography machines since 1996. We intend to vigorously contest all of the claims asserted by DSM Desotech. We have our own patents on the Zephyr(tm) recoater that pre-date the patents that DSM claims to have. We assure all of our customers that we stand behind our products and technology. We designed the Viper(tm) Pro system to benefit our customers and the industry with an integrated, high-performance system. We promote pro-competitive behavior through innovation and emphasis on customer success. We respect the valid intellectual property rights of others. We expect to benefit from and enforce our own IP rights for our benefit and the benefit of our customers through all appropriate means.

Do We Have The Right People ? Kevin McAlea Laser Sintering Products (GE: 15 years with 3D Systems) Lee Dockstader Stereolithography Products (HP: 11 years with 3D Systems) Brian Fraser 3-D Modeling Products (Sealed Air: 2 years with 3D Systems) Rajeev Kulkarni Product Development, Engineering (12 years with 3D Systems) Damon Gregoire Finance, Administration, ERP (DataStream: 1 year with 3D Systems) Bob Grace Legal, Compliance, Governance (Sealed Air: 4 years with 3D Systems) John Zito Manufacturing, Supply-Chain (Continental Tire: 1/2 year with 3D Systems) Katharina Hayes Marketing, Communications (Continental Tire: 3 years with 3D Systems) Top Sales Executives from Danaher. Field Service Leadership from Danaher. Customer Service Leadership from GE. Product Management from Sealed Air and RP&M Industry. Engineering from Lexmark and RP&M Industry.

Business Model Complexity? Or Optimum Foot Print? Technology Presence Leadership Materials Systems Customer Achievement of predictable and balanced systems revenue model faster. Reducing importance of large-frame systems. Leveraging our direct presence enables us to deliver more solutions faster and in a more profitable way. Four technology alternatives help us define the marketplace performance requirements for modeling and manufacturing. Extensive chemical formulating and cartridge packaging Capabilities grows our recurring materials' revenues faster. Balanced portfolio and stronger supply-chain avails us to a growing range of applications in manufacturing and modeling. Broader user base delivers more predictable growth with additional opportunities to evolve service providers into manufacturing

Why Invest in 3D Systems? Leading industry position through technology Dedicated business units focused on customer success Powerful brands Deep customer relations Diverse base Vertical success Global presence and reach Differentiated product portfolio Measurable value, customers and stockholders Four patented and proprietary technology platforms Healthy pipeline of new products Significant growth opportunities 3-D Printing Direct Manufacturing

Question and Answer Session Out of respect for other conference call participants, please ask one question and then return to the queue to ask additional questions. All questions must be directed through the teleconference portion of this call. Questions via the web will not be accepted.

Thank You